BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

Cover Sheet

A2Z CUST2MATE SOLUTIONS CORP.

Confirmation of Service

Form Filed:	Notice of Alteration
Date and Time of Filing:	July 31, 2024 11:22 AM Pacific Time
Alteration Effective Date:	The alteration is to take effect at the time that this application is filed with the Registrar.
Name of Company:	A2Z CUST2MATE SOLUTIONS CORP.
Incorporation Number:	**BC1149138**

This package contains:

- Certified Copy of the Notice of Articles
- Certificate of Name Change

Check your documents carefully to ensure there are no errors or omissions. If errors or omissions are discovered, please contact the Corporate Registry for instructions on how to correct the errors or omissions.

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

T.K. SPARKS

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: July 31, 2024 11:22 AM Pacific Time

Incorporation Number: **BC1149138**

Recognition Date and Time: Incorporated on January 15, 2018 03:31 PM Pacific Time

NOTICE OF ARTICLES

Name of Company:

A2Z CUST2MATE SOLUTIONS CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:
1600 609 GRANVILLE STREET
P.O. BOX 10068 PACIFIC CENTRE
VANCOUVER BC V7Y 1C3
CANADA

Delivery Address:
1600 609 GRANVILLE STREET
P.O. BOX 10068 PACIFIC CENTRE
VANCOUVER BC V7Y 1C3
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
1600 609 GRANVILLE STREET
P.O. BOX 10068 PACIFIC CENTRE
VANCOUVER BC V7Y 1C3
CANADA

Delivery Address:
1600 609 GRANVILLE STREET
P.O. BOX 10068 PACIFIC CENTRE
VANCOUVER BC V7Y 1C3
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
De Jongh, Yonatan

Mailing Address:	Delivery Address:
94 IGAL ALON STREET TEL AVIV 6789139 ISRAEL	94 IGAL ALON STREET TEL AVIV 6789139 ISRAEL

Last Name, First Name, Middle Name:
Joseph, Ben Tsur

Mailing Address:	Delivery Address:
18 AVITAL ST. TEL-AVIV ISRAEL	18 AVITAL ST. TEL-AVIV ISRAEL

Last Name, First Name, Middle Name:
ROOTENBERG, ALAN

Mailing Address:	Delivery Address:
559 BRIAR HILL AVE. TORONTO ON M5N 1N1 CANADA	559 BRIAR HILL AVE. TORONTO ON M5N 1N1 CANADA

Last Name, First Name, Middle Name:
Graus, Gadi

Mailing Address:	Delivery Address:
16 AMZALAG STREET TEL AVIV 6514867 ISRAEL	16 AMZALAG STREET TEL AVIV 6514867 ISRAEL

Last Name, First Name, Middle Name:
Raz Haim, Niv

Mailing Address:	Delivery Address:
11 SHAPIRA STREET APARTMENT 63 RAMAT GAN 5250632 ISRAEL	11 SHAPIRA STREET APARTMENT 63 RAMAT GAN 5250632 ISRAEL

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value With Special Rights or Restrictions attached

2.	No Maximum	Preferred Shares	Without Par Value With Special Rights or Restrictions attached

Number: BC1149138

CERTIFICATE
OF
CHANGE OF NAME

BUSINESS CORPORATIONS ACT

I Hereby Certify that A2Z SMART TECHNOLOGIES CORP. changed its name to A2Z CUST2MATE SOLUTIONS CORP. on July 31, 2024 at 11:22 AM Pacific Time.

ELECTRONIC CERTIFICATE

Issued under my hand at Victoria, British Columbia
On July 31, 2024

T.K. SPARKS
Registrar of Companies
Province of British Columbia
Canada